WELLS FARGO VARIABLE TRUST

Wells Fargo Asset Allocation Fund
Wells Fargo Equity Income Fund
Wells Fargo Equity Value Fund
Wells Fargo Growth Fund
Wells Fargo International Equity Fund
Wells Fargo Large Company Growth Fund
Wells Fargo Money Market Fund
Wells Fargo Small Cap Growth Fund
Wells Fargo Total Return Bond Fund

Supplement dated August 1, 2004,
to the combined and stand-alone Prospectuses dated May 1, 2004

This supplement contains important information for shareholders about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Variable Trust affecting the Wells Fargo Funds (the "Funds"). At its May 18 and 19, 2004, regular meeting, the Board approved changes to the method in which advisory fees are charged to the Funds. These changes are described below.

Effective August 1, 2004, the Board approved a new advisory fee schedule for the Funds. The new schedule implements asset level breakpoints at which the advisory fee charged to each Fund decreases as the asset level of the Fund increases. Each Fund has its own advisory fee rate schedule. Dependent upon a Fund's current asset base, the new schedules will result in advisory fee rates that are either equal to or lower than the current advisory fee for the Fund; in no case will the advisory fee of any Fund increase as a result of the new fee schedules. For the specific schedule applicable to a Fund, please see the Statement of Additional Information.